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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-k

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2003

                                Globalstar, L.P.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     333-25461                 13-3759024
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(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation )                                      Identification No.)

 3200 Zanker Road, San Jose, California                             95134
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(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's telephone number, including area code: 408-933-4000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Businesses Acquired:

            Not Applicable.

      (b)   Pro Forma Financial Information:

            Not Applicable.

      (c)   Exhibits:

            Exhibit No.      Exhibit Description
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            99.1             Press Release, dated August 13, 2003

Item 9. Regulation FD Disclosure

The following information is being provided under Item 12 (Results of Operations and Financial Condition):

On August 13, 2003, Globalstar, L.P. issued a press release which reported its financial results for the three and six month period ending June 30, 2003. The press release is attached as Exhibit 99.1.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Globalstar, L.P.

                                   By: /s/ Daniel P. McEntee
                                       -----------------------------------------
                                       Name:  Daniel P. McEntee
                                       Title: Vice President and Chief Financial
                                              Officer

Date: August 15, 2003


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                                  EXHIBIT INDEX

Exhibit No.       Exhibit Description
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99.1              Press Release, dated August 13, 2003


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